Exhibit 10.4

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FPII Wolfhound Sub-contract

Force Protection Industries, Inc.	(1)

and

Integrated Survivability Technologies Limited	(2)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TABLE OF CONTENTS

		Page

1	DEFINITIONS AND INTERPRETATION	1

2	DEFCONS	6

3	SCOPE OF WORK	11

4	INTERPRETATION	11

5	SPECIFICATION AND BUILD STANDARD	11

6	RIGHTS AND RESPONSIBILITIES	12

7	TECHNICAL ASSISTANCE	13

8	PRICES & GAINSHARE	14

9	DELIVERY	15

10	RECTIFICATION OF DEFECTS ON DELIVERY	17

11	NOT USED	17

12	PAYMENT AND INVOICING	17

13	RELIABILITY AND ACCEPTANCE TRIALS	18

14	FORCE MAJEURE	18

15	QUALITY ASSURANCE	19

16	PARTS & LABOUR WARRANTY	21

17	RELIABILITY WARRANTY	21

18	GOVERNMENT FURNISHED ASSETS	21

19	SPECIAL JIGS, TOOLING & TEST EQUIPMENT (S&TE)	22

20	SUB-CONTRACTING	22

21	PROGRESS REPORTS, PROGRESS MEETINGS AND DESIGN REVIEWS	23

22	EXPORT LICENCES FROM US GOVERNMENT	24

23	CUSTOMS CLEARANCE	24

24	FPII PERSONNEL	24

25	SECURITY OF MOD PROPERTY	25

26	MARKING OF ARTICLES	25

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TABLE OF CONTENTS

(continued)

		Page

27	REGISTRATION PLATES AND ALLOCATION OF REGISTRATION NUMBERS	26

28	SUPPLIER DEVELOPMENT SCHEME — SUPPLIER AND CUSTOMER PERFORMANCE MEASUREMENT	26

29	PUBLICITY	26

30	POTENTIAL HAZARD - RESPIRABLE DUST ON EQUIPMENT RETURNED FROM THEATRE	26

31	CONTRACTOR ON DEPLOYED OPERATIONS (CONDO)	27

32	RISK	28

33	OPTION TO PURCHASE FURTHER ITEMS	28

34	ENTIRE AGREEMENT	28

35	DATA HANDLING	29

36	DEFAULT	29

37	AGREEMENT AMENDMENT PROCEDURE	30

38	LIQUIDATED DAMAGES	31

39	INTELLECTUAL PROPERTY RIGHTS	33

40	ALLOCATION OF LIABILITY BETWEEN SUBCONTRACTS	33

41	DISPUTE RESOLUTION	35

42	RELIEF FROM OBLIGATIONS AND ADDITIONAL PAYMENTS	37

43	ANCILLARY SERVICES	37

44	COUNTERPARTS	37

ii

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

THIS AGREEMENT is made on 1 April 2009

BETWEEN:

(1)           FORCE PROTECTION INDUSTRIES, INC. a company incorporated and registered in Nevada with employee identification number (EN) 88-0361514 with a principal place of business at 9801 Highway 78, Building No. 1, Ladson, SC 29456 (FPII); and

(2)           INTEGRATED SURVIVABILITY TECHNOLOGIES LIMITED a company incorporated and registered in England and Wales with company number 06805545 whose registered office is at Narrow Quay House, Narrow Quay, Bristol, BS1 4AH (IST),

each a “Party” and together the “Parties”.

BACKGROUND:

(A)                              IST is a joint venture company set up to supply integrated vehicles, technical publications, spares and services to the Authority under the MOD Contract.

(B)                                As part of a flow down of obligations from the MOD Contract, FPII has agreed to supply the Articles and provide the Services to IST in accordance with the terms of this Agreement.

(C)                                NPA will also enter into a subcontract with IST for the provision of certain integration services.

IT IS AGREED as follows:

1                                         DEFINITIONS AND INTERPRETATION

1.1                                 In this Agreement, the following words shall have the following meanings:

“Acceptance” means acceptance of the Articles for the purposes of this Agreement;

“Actual FPII Delivery Date” has the meaning given in Clause 38.2;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Actual NPA Delivery Date” has the meaning given in Clause 38.3;

“Agreement Amendment” has the meaning set out in Clause 37.5;

“Agreement Amendment Procedure” has the meaning set out in Clause 37;

“Articles” has the meaning given in DEFCON 501, as incorporated into this Agreement pursuant to Clause 2.1;

“Authority” means the Secretary of State for Defence;

“Build Standard” has the meaning set out in Clause 5.1;

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for business in the City of London;

“Contract Data Requirements List” or “CDRL” has the meaning set out in the MOD Contract;

“Change Proposal Form” means the form set out at Annex T to the MOD Contract;

“Contractor’s Technical Description” means the document set out at Annex V to the MOD Contract;

“DEFCONS” means the precedent conditions maintained and updated by the Authority to cover specific contractual matters;

“DEFFORMS” means the precedent defence forms maintained and updated by the Authority to cover specific matters;

“Delivery Schedule” means in respect of SOR Items and/or SOW Items, the relevant dates set out in Schedule 1 for delivery of such Items;

“FPII Base Vehicle” has the meaning given in Clause 38.2;

“FPII Delay Days” has the meaning given in Clause 38.2;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“FPII Relevant Share” has the meaning given in Clause 40.4;

“FPII Vehicle Specification” means on any date, the then current Wolfhound base vehicle specification as approved in writing between NPA, FPII and IST, such approval not to be unreasonably withheld or delayed

“FSRs” has the meaning set out in Clause 31.1;

“Firm Price” has the meaning set out in the MOD Contract;

“GFA” means those assets included in Schedule 2 from time to time;

“Intellectual Property Rights” or “IPR” means patents, designs, trade marks, service marks, trade names, logos, get-up, domain names, copyright (including rights in computer software), database rights, plant variety rights, semiconductor topography rights, rights in performances, moral rights, confidential information and know-how, whether registered or not including applications for registration and all similar forms of protection anywhere in the world.

“IPR Claim” means any claim of infringement or alleged infringement (including the defence of such infringement or alleged infringement) of any IPR used for the purposes of this Agreement or as otherwise agreed by the Parties for the fulfilment of their obligations under this Agreement;

“IST Parts and Labour Warranty” means the parts and labour warranty provided by IST to the Authority under the MOD Contract;

“IST Relevant Share” has the meaning given in Clause 40.4;

“IST Reliability Warranty” means the reliability warranty provided by IST to the Authority under the MOD Contract;

“ITP” means the Authority’s instruction to proceed issued to Force Protection, Inc. dated 4 December 2008 and updated on 12 February 2009;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“JVA” means: the joint venture agreement between Force Protection Advanced Solutions Limited, FPII, NPA and IST, dated on or about the date of this Agreement.

“MOD Contract” means the contract between IST and the Authority for the supply of Wolfhound integrated vehicles, technical publications, spares and services dated on or about the date of this Agreement;

“MOD Forms” means any forms maintained and updated by the Authority;

“NPA” means NP Aerospace Limited, a company incorporated and registered in England and Wales with company number 03472480 whose registered office is at 473 Foleshill Road, Coventry, West Midlands CV6 5AQ;

“NPA Delay Days” has the meaning given in Clause 38.3;

“NPA Relevant Share” has the meaning given in Clause 40.4;

“NPA Integrated Vehicle” has the meaning given in Clause 38.3;

“NPA Subcontract” means the contract between IST and NPA dated on or about the date of this Agreement for the supply of certain integration works to be performed on the vehicles supplied under this Agreement;

“NPA Vehicle Specification” means on any date, the then current integrated Wolfhound vehicle specification as approved in writing between NPA, FPII and IST, such approval not to be unreasonably withheld or delayed;

“Payment Approval Request” has the meaning given in Clause 12.1;

“Pricing Model” means the pricing model in relation to IST as agreed between IST, FPII and NPA from time to time;

“Provisional Relevant Share” has the meaning given in Clause 40.6;

“QMAPS” has the meaning given in Clause 15.1;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Relevant Share” has the meaning given in Clause 40.4;

“Relevant Share Determination” has the meaning given in Clause 40.6;

“Risk and Opportunity Management Plan” or “ROMP” means the risk and opportunity management plan provided by IST under the MOD Contract;

“Services” has the meaning given in DEFCON 501, as incorporated into this Agreement pursuant to Clause 2.1;

“Scheduled FPII Delivery Date” has the meaning given in Clause 38.2;

“Scheduled NPA Delivery Date” has the meaning given in Clause 38.3;

“Schedule of Requirements” or “SOR” is as set out in Schedule 1;

“Statement of Work” or “SOW” is as set out in Schedule 1;

“Total Delay Days” has the meaning given in Clause 38.4; and

“VAT” means value added tax as provided for in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) supplemental thereto or in any primary or secondary legislation promulgated by the European Union or any official body or agency of the European Union and any similar sales, consumption or turnover tax replacing or introduced in addition to the foregoing.

1.2                               Other capitalised terms which are used, but not defined, in this. Agreement shall have the meaning given to them in the MOD Contract.

1.3                                 In this Agreement, unless otherwise specified:

(a)                                  the headings are for convenience only and shall not affect its interpretation;

(b)                                 references to a clause, schedule or paragraph are to a clause, a schedule or a paragraph in this Agreement;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)                                  any reference to this Agreement or to any other document shall include any permitted variation, amendment or supplement to such document;

(d)                                 the schedules to this Agreement shall have the same effect as if contained in the body of the Agreement, and any reference to this Agreement shall include the schedules provided that, in the event of any inconsistency, provisions set out in the body of the Agreement shall take precedence over schedules;

(e)                                  any reference to any statute shall include references to the same as it may have been, or may from time to time be amended/modified consolidated or re-enacted and to any regulation or subordinate legislation made under it (or under such an amendment, modification, consolidation or re-enactment) subject to the provisions of this Agreement which relate to change of law;

(f)                                    reference to the plural shall include the singular and vice versa, and reference to one gender includes reference to all genders. Any reference to a person shall be to a legal person of whatever kind whether incorporated or unincorporated and to its successors, permitted assigns and transferees; and

(g)                                 words shall not be given a restrictive interpretation by reason of their being preceded or followed by words indicating a particular class of acts, matters or things.

2                                         DEFCONS

2.1                               General obligations

(a)                                With respect to the following DEFCONS set out in this Clause 2.1(a), FPII shall:

(i)                                   note the rights and obligations of the Authority and IST in such DEFCONS; and

(ii)                                assist IST in performing its obligations under such DEFCONS, including but not limited to providing such information as IST may

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

require so as to comply with its own obligations and assisting in the completion of any relevant DEFFORMS or MOD Forms:

(A)                              DEFCON 611 (Issued Property, Edition 06/06)

(B)                                DEFCON 632 (Third Party IPR – Rights and Restrictions, Edition 02/07); and

(C)                                DEFCON 649 (Vesting, Edition 07/99).

(b)                                 With respect to the DEFCONS listed at Schedule 7, such DEFCONS shall be incorporated into this Agreement save that all references to the following terms shall be replaced as follows:

(i)                                     “Contract” replaced with “Agreement”;

(ii)                                  “Authority” replaced with “IST”;

(iii)                               “Contractor” replaced with “FPII”; and

together with such other amendments as are necessary (including but not limited to replacing “Authority” with “Authority and IST”) to give effect to rights which are clearly to be retained by the Authority either alone or in addition to IST. In addition to the specific obligations incorporated by such amended DEFCONS, FPII shall, as far as is reasonable, assist IST in performing its obligations under such DEFCONS pursuant to the MOD Contract.

2.2                                 DEFCON derived special conditions

The following DEFCONS shall be incorporated as amended by this Clause 2.2:

(a)                                  DEFCON 516 (Racial Discrimination)

The Appendix to DEFCON 516 (Racial Discrimination) Edition 06/04 shall be incorporated into this Agreement save that references to ‘[the Subcontract]’ shall

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

be substituted by ‘this Agreement’, ‘[the Contractor]’ by ‘IST’ and ‘[Subcontractor]’ by ‘FPII’.

(b)                                 DEFCON 608 (Access and Facilities to be Provided by IST)

(i)                                   IST’s progress and quality standards in performing the work under the MOD Contract is to be monitored by the Authority. To assist with this obligation, as far as is reasonably practicable, FPII shall provide to the Authority’s and IST’s representatives all reasonable access to its premises and shall provide reasonable assistance to enable IST’s representatives to obtain necessary security clearances.

(ii)                                FPII shall provide, at no additional direct cost to the Authority or IST, such accommodation and facilities for representatives of the Authority as the Authority and/or IST may reasonably require in order to comply with the obligation under clause 2.2(b)(i). All accommodation provided shall be adequately furnished, lit, heated and ventilated and shall include suitable cloakroom and communication facilities.

(c)                                  DEFCON 643 (Price Fixing)

(i)                                   As required by clause 5 of DEFCON 643 Edition 07/04, the provisions set out in the Appendix to DEFCON 643 Edition 07/04 shall be incorporated into this Agreement save that references to ‘subcontract’ shall be substituted by ‘Agreement’, ‘Contractor’ by ‘IST’ and ‘subcontractor’ by ‘FPII’.

(ii)                                References in DEFCON 643 to “provisional prices” shall mean “maximum provisional prices”.

(iii)                             DEFCON 643 shall be amended to read “In the event of delay in fixing prices fair and reasonable maximum provisional prices shall be fixed by the Authority, and the Authority reserves the right to alter

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

from time to time the provisional prices so fixed. The Contractor shall pay to the Authority the amount by which any sum paid on the basis of maximum provisional prices exceeds the sum payable on the basis of prices finally fixed. In the event of any alteration of the maximum provisional prices similar provisions for payment and repayment shall apply.”

(d)                                 DEFCON 648A (Availability of Information)

As required by clause 5 of DEFCON 648A Edition 07/04, the provisions set out in the Appendix to DEFCON 648A Edition 07/04 shall be incorporated into this Agreement save that references to ‘subcontract’ shall be substituted by ‘Agreement’ and ‘subcontractor’ by ‘FPII’.

(e)                                  DEFCON 651A (Reference to the Review Board of questions arising in relation to relevant subcontracts including those with a subsidiary company or firm)

As required by clause 2 of DEFCON 651A Edition 07/04, the provisions set out in the Appendix to DEFCON 648A Edition 07/04 shall be incorporated into this Agreement save that references to ‘subcontract’ shall be substituted by ‘Agreement’, ‘Contractor’ by ‘IST’ and ‘subcontractor’ by ‘FPII’.

(f)                                    DEFCON 656 (Break)

As required by clause 6 of DEFCON 656 Edition 03/06, IST has the power to determine this Agreement as is provided by clauses 1 to 5 of DEFCON 656 Edition 03/06, save that:

(i)                                     references to ‘Authority’ shall be substituted by ‘IST’ throughout except in sub-clause 3(a)i. where it last occurs and in clause 4 of that DEFCON. References to ‘the Contract’ shall be substituted by ‘this Agreement’ and ‘the Contractor’ by ‘FFII’; and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)                                the period of the notice of determination shall be such period as may be specified in this Agreement or, if no period is specified, twenty Business Days; and

(iii)                             IST shall not exercise the power to determine this Agreement unless the MOD Contract has been determined by the Secretary of State pursuant to the provisions of DEFCON 656.

(g)                                 DEFCON 691 (Timber and wood containing products)

As required by DEFCON 691 Edition 08/02, the provisions set out in that DEFCON shall be incorporated into this Agreement save that references to ‘the Contractor’ shall be replaced by ‘IST’, ‘the Contract’ by ‘this Agreement’ and ‘his subcontractors’ by ‘FPII’.

(h)                                 DEFCON 694 (Accounting for property of the Authority)

If the Authority agrees, in accordance with DEFCON 694, that FPII shall have responsibility in FPII’s Public Store Account (as defined in DEFSTAN 05-99) for property of the Authority issued in respect of the MOD Contract, then clauses 1, 2, 4 and 7 of DEFCON 694 Edition 06/06 shall be incorporated into this Agreement save that references to ‘the Contractor’ shall be replaced by ‘IST’, ‘the Contract’ by ‘this Agreement’ and ‘his subcontractors’ by ‘FPII’.

(i)                                     DEFCON 696 (Final Summary Cost Statement – Post Costing)

As required by clause 9 of DEFCON 696 Edition 07/04, the provisions set out in the Appendix to DEFCON 696 Edition 07/04 shall be incorporated into this Agreement save that references to ‘the subcontract’ shall be substituted by ‘this Agreement’ and ‘the subcontractor’ by ‘FPII’.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(j)                                    DEFCON 697 (Contractors on Deployed Operations)

The provisions set out in the Appendix to DEFCON 697 Edition 01/06 shall be incorporated into this Agreement with the following amendments:

(i)                                   Clause 1(f) shall be amended to read as follows: “Contract” means the MOD Contract;

(ii)                                Clause 1(g) shall be amended to read as follows: “Contractor” means IST;

(iii)                             Clause 1(j) shall be amended to read as follows: “First Party” means IST; and

(iv)                            Clause 1(o) shall be amended to read as follows: “Second Party” manes FPII.

This DEFCON shall only apply in the event that FSRs are tasked under this Agreement.

3                                         SCOPE OF WORK

3.1                               FPII shall be responsible for all aspects of work allocated to it in accordance with Schedule 1 in accordance with the provisions and requirements of this Agreement.

3.2                               FPII accepts that IST shall be not be responsible for payment for work not detailed in this Agreement.

4                                         INTERPRETATION

In the event of:

(a)                                any conflict arising between the contents or order of precedence of any technical or administrative documents and the terms and conditions of this Agreement; or

(b)                               any ambiguity in relation to the incorporation and flow-down of DEFCONS pursuant to Clause 2,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FPII shall immediately seek direction from IST and subsequently follow any reasonable direction given by IST.

5                                         SPECIFICATION AND BUILD STANDARD

5.1                               The build standard for Items No. 1 and 2 of the SOR shall, to the extent applicable to the scope of this Agreement as determined by Schedule 1 be that of the first-off vehicle produced to the Contractor’s Build Standard as amended through the Configuration Control procedures of the MOD Contract, to meet the performance and reliability requirements of the SOW and the Contractor’s Technical Description and acceptance by IST (the Build Standard).

5.2                               Work shall be carried out to the satisfaction of the Authority’s Project Manager as detailed in Box 2 of DEFFORM 111 or its authorised representative.

5.3                               Any proposal by either Party to modify the Build Standard (or any deviation) shall be notified in writing to the other in accordance with DEF-STAN 05-57 (Configuration Management of Defence Material) giving full details of its reasons for the proposed modification (or deviation). Should the implementation of any proposed modification (or deviation) result in either Party incurring costs (directly or indirectly on ordering spares, revising literature or modifying equipment) the modification shall not be incorporated in any Article supplied under the Agreement unless agreed by the Parties in writing.

6                                         RIGHTS AND RESPONSIBILITIES

6.1                               FPII is hereby appointed as a sub contractor and shall be entirely responsible for undertaking the work allocated to it as set out in this Agreement in accordance with the terms and conditions of this Agreement.

6.2                               IST shall be responsible for all aspects of work allocated to it in accordance with Schedule 1 in accordance with the provisions and requirements of this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.3                               Should FPII fail to complete any part of the work or supply any of the Articles as required by this Agreement to the reasonable satisfaction of IST (an FPII Failure), it shall be FPII’s responsibility to rectify that FPII Failure to the reasonable satisfaction of IST at no additional cost to IST except to the extent that and for so long as such FPII Failure is caused by any undue delay by the Authority or any act or omission of IST and/or NPA (or their respective agents, employees, subcontractors or other representatives) (a Relevant FPII Dependency).

6.4                               FPII shall promptly notify IST when:

(a)                                  an FPII Failure is caused by a Relevant FPII Dependency, providing details of the Relevant FPII Dependency; and

(b)                                 an FPII Failure ceases to be caused by a Relevant FPII Dependency.

6.5                               IST shall include corresponding provisions to Clauses 6.3 and 6.4 in the NPA Subcontract which will require NPA to promptly notify IST where it relies on an act or omission of FPII (or its agents, employees, subcontractors or other representatives) (a Relevant NPA Dependency) to excuse its failure to complete any part of the work or supply any of the articles as required by that agreement or to meet any of the acceptance criteria as stated in that agreement to the reasonable satisfaction of IST (an NPA Failure).

6.6                               IST shall promptly notify FPII on becoming aware of any Relevant NPA Dependency and FPII shall use reasonable endeavours to remedy the situation so that NPA is no longer able to rely on the Relevant NPA Dependency as the reason for the NPA Failure.

6.7                               Should IST and/or NPA formally or informally verify or express satisfaction with any design, drawing or data or if IST and/or NPA at any stage gives any advice or makes any comment or suggestion relating to any design, drawing or data under this Agreement, IST and/or NPA shall not thereby incur any liability and FPII shall remain solely responsible for the proper performance of this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.8                               Any advice offered during the course of the Agreement by IST, NPA or the Authority, or any representative of IST, NPA or the Authority, shall be deemed to be given without responsibility on the part of IST, NPA or the Authority and FPII remains liable under the Agreement to produce the Articles or perform the Services in accordance with this Agreement.

7                                         TECHNICAL ASSISTANCE

7.1                               IST may engage organisations to assist it with this Agreement. In such circumstances, these parties shall be deemed to be approved representatives of IST to whom FPII shall make available such information and facilities as are necessary to enable them to fulfil their obligations to IST.

7.2                               Any contract placed by IST for the services mentioned in Clause 7.1 above shall include suitable provisions for the protection of the confidentiality of any information released under the said contract.

8                                         PRICES & GAINSHARE

8.1                               The prices for the Articles and Services to be supplied by FPII to IST are firm i.e. non-variable for the duration of the contract and excluding VAT after allowing all cash and trade discounts. The prices shall be subject to formal price investigation by the Authority’s Cost Assurance Services (CAS) for all Articles pursuant to Condition 7.1 of the MOD Contract Until such time as the price investigation has been completed by CAS to agree a firm price in accordance with DEFCON 643 and DEFCON 648A, IST shall pay:

(a)                                For SOR Items la), lb) and lc): the maximum provisional prices detailed within the SOR, up to a maximum total price of $[***] and £[***] respectively for the total quantity of 97 vehicles, representing 80% of the total contract value for these items, upon successful delivery of the Articles. Payment of the remaining $[***] and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

£[***] for SOR Items la), lb) and lc) combined shall be subject to the outcome of the CAS price investigation under the MOD Contract.

(b)                                 For SOR Items 2 to 26 inclusive (subject to any options being taken): IST shall pay [***]% of the maximum provision al prices detailed within the SOR upon successful delivery of the Articles. Payment of the remaining [***]% for SOR Items 2 to 26 inclusive shall be subject to the outcome of the CAS price investigation under the MOD Contract.

In the event that firm prices have not been agreed under the MOD Contract within 6 months of contract award, the Parties shall refer to the dispute resolution procedures at Clause 41.

8.2                               All prices shall be in UK Pounds Sterling (£) and/or US Dollars ($) in accordance with the Payment Plan and are inclusive of all royalties, commercial agreements, license fees, and US and UK taxes, with the exception of Value Added Tax (DEFCON 513 refers).

8.3                               All prices include the cost of handling, packaging and transportation (including carriage insurance and freight) to the point of delivery or ex-works to the consignee and the cost of compliance with this Agreement.

8.4                               The prices for Items No. 1 and 2 of the SOR includes those long lead items already agreed as part of the ITPs dated 12 February 2009 and 17 March 2009.

8.5                               FPII shall actively seek innovative approaches in reducing cost. IST shall endeavour to assist FPII with this activity. In the event FPII is able to reduce cost against that detailed in the pricing model (as agreed by IST, NPA and FPII) and IST receives a corresponding payment under Condition 7.5 of the MOD Contract, IST shall promptly pay such amount to FPII.

8.6                               FPII shall clearly record and make available at the request of IST all costs associated with this Agreement to allow this gainshare to be applied. Further, FPII shall at quarterly intervals produce a detailed account of any savings made against the agreed costs. On

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completion of the Agreement both Parties shall review such records and to the extent that savings have been achieved the Parties shall share such savings in the agreed ratios. IST reserves the right to deduct its share of any savings from any outstanding sum due to FPII upon completion of the Agreement.

9                                         DELIVERY

9.1                               Notwithstanding the provisions of DEFCON 507, as this requirement is an urgent operational requirement (a UOR), delivery is of significant importance. All Items detailed in the SOR shall be delivered in accordance with the Delivery Schedule.

9.2                               Delivery shall be included in the price of all items.

9.3                               Subject to Clause 10, delivery shall be made as follows:

(a)                                  SOR Items 1 a), b) and c)

(i)                                    shall be delivered by FPII in accordance with the FPII Vehicle Specification to the location specified in the Delivery Schedule subject to the following inspection process being adhered to:

(A)                             at IST’s reasonable discretion, an inspection of any parts, or any performance requirements, of the Item by IST or a nominated representative, and IST providing its prior approval for the Item to be shipped from the United States to the United Kingdom, such approval not to be unreasonably withheld or delayed; and

(B)                               at IST’s reasonable discretion, an inspection of any parts, or any performance requirements, of the Item by IST or a nominated representative and IST providing its prior approval for the Item to be delivered to the location

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specified in the Delivery Schedule, such approval not to be unreasonably withheld or delayed;

provided that IST shall only withhold or delay such approval if the relevant SOR Item does not comply with the FPII Vehicle Specification and;

(ii)                                 risk of any damage, theft or loss shall rest with FPII until the base vehicle has been successfully delivered and is in the possession of IST (or its nominee) at such location. Should the vehicle have to be taken off such premises by FPII for remedial work, this risk shall pass back to FPII.

(b)                                 SOR Items 2, 3 and 21

(i)                                    shall be delivered by NPA under the NPA Sub-contract to IST at the relevant location set out in the MOD Contract or such other location as may be agreed between IST and NPA; and

(ii)                                 risk of any damage, theft or loss shall rest with NPA from such time as FPII delivers SOR Item la), lb) or 1c) in accordance with Clause 9.3(a) above until such Items have been successfully delivered and are in the possession of the IST and/or the Authority at such location. Should such Items have to be taken off such premises by NPA for remedial work, this risk shall pass back to NPA.

10                                  RECTIFICATION OF DEFECTS ON DELIVERY

10.1                         IST shall require NPA to promptly notify IST on becoming aware of any failure of SOR Item la), lb) or 1c) to comply with the FPII Vehicle Specification. With such notice NPA shall, to the extent reasonably practicable, be required to provide an outline of the feasibility, timing and costs likely to be associated with remedying the failure.

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10.2                         Promptly on becoming aware of any such failure (whether pursuant to a notice from NPA under Clause 10.1 or otherwise) IST shall promptly notify FPII and FPII shall be entitled to make representations to IST.

10.3                         IST shall take such action as it deems reasonably necessary to remedy such failure.

11                                  NOT USED

12                                  PAYMENT AND INVOICING

12.1                         All payments against this Agreement shall be made in UK Pounds Sterling (£) or US Dollars ($) and shall be claimed in accordance with this Clause 12. Upon completion and delivery of the Articles it is required to deliver pursuant to Schedule 1, FPII shall submit a payment approval request (a Payment Approval Request) to IST in respect of each payment to which it believes itself to be entitled in accordance with this Agreement and the Pricing Model.

12.2                         The Payment Approval Request shall be completed in a manner that makes it clear, precisely what Articles payment is being claimed for and be substantially in the form of DEFFORM 522.

12.3                         On receipt of a valid Payment Approval Request in accordance with this Clause 12, IST shall seek a corresponding payment from the Authority pursuant to the MOD Contract and shall notify FPII when it:

(a)                                  submits its claim for the corresponding payment under clause 12.3 of the MOD Contract; and

(b)                                 receives the corresponding payment from the Authority under the MOD Contract.

12.4                         On receipt of notice from IST that it has received the corresponding payment from the Authority, FPII may submit an invoice to IST requiring payment of the relevant amount no later than 30 days from the date of receipt by IST of FPII’s invoice.

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13                                  RELIABILITY AND ACCEPTANCE TRIALS

13.1                         The Authority plans to trial the vehicle at the locations detailed in the SOW. Delivery of these trials shall not be construed as a contract deliverable for FPII.

13.2                         FPII shall use best endeavours to support IST in delivering the equipment, personnel, training and support necessary to facilitate the trialling in accordance with the MOD Contract to allow the Authority to validate and verify the vehicles and ancillaries against the Authority’s SRD and SOW. IST reserves the right to change the location of trialling within the UK at no additional cost.

14                                  FORCE MAJEURE

14.1                         Notwithstanding the provisions of Clause 36, if, by reason of any acts of nature, war, hostilities or of any fire at any of the premises of IST, FPII or those of their suppliers or the inability to obtain or maintain any necessary import and/or export licence or consent despite having used best endeavours to do so and providing that FPII has not infringed the terms of any licence, FPII shall have been delayed in completing its obligations under this Agreement, FPII shall, immediately upon becoming aware that any such delay has been caused, give to IST notice in writing of his claim for an extension of time for the completion of its obligations under this Agreement and IST shall (a) allow FPII an extension of time for such completion in respect of any delay caused by any of the circumstances before mentioned as shall be reasonable and (b) not hold FPII liable for breach of this Agreement by reason of such delay. Provided always that FPII shall not be entitled to any extension of time:

(a)                                  unless it shall at all times have used all reasonable endeavours to prevent any such delay and to minimise any such delay and to do all that may be reasonably required to the satisfaction of IST to proceed with the work; and

(b)                                 IST obtains a corresponding extension from the Authority under the MOD Contract.

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14.2                         The maximum extension of time granted under this condition for SOR Item 1 shall be agreed between the Parties following submission of the FPII’s written notice in accordance with Clause 14.1 above.

15                                  QUALITY ASSURANCE

15.1                           For the duration of this Agreement FPII shall maintain its Quality Assurance (QA) process system in accordance with the Quality Assurance Management Plan and Strategy (QMAPS) and Schedule 1 and the following standards:

(a)                                  AQAP 2070 NATO Mutual Government Quality Assurance (GQA) Process, Edition 1 dated 01 January 2004

(b)                                 AQAP 2110 Quality assurance requirements for design, development and production, Edition 2 dated 01 December 2006

(c)                                  AQAP 2105 Requirements for deliverable quality plans, Edition 1 dated 01 December 2005

(d)                                 AQAP 2210 Supplementary Software Quality Assurance Requirement, Edition 1, dated 01 November 2006

(e)                                  STANAG 4107 Mutual Acceptance of Government Quality Assurance and Usage of the Allied Quality Assurance Publications, Edition 8 dated 06 July 2007

(f)                                    Defence Standard 05-61 Part 1 - Deviations / Waivers, Issue 4 dated 26 April 2004

(g)                                 Defence Standard 05-61 Part 4 - Contractors Working Parties, Issue 3 dated 25 October 2002

(h)                                 Defence Standard 05-57 - Configuration management of Defence Materiel, Issue 5 dated 17 June 2005

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(i)                                     Defence Standard 03-32 - Pre-treatment and painting, Issue 4 dated 08 July 2005

(j)                                     Defence Standard 05-99 - Managing Government Furnished Assets in Industry, Issue 3 dated 01 August 2008.

15.2                         All requirements of this Agreement shall be subject to Government Quality Assurance.  The Government Quality Assurance Representative for the purposes of this Agreement is as set out in the MOD Contract.

15.3                         Any amendments made to the QMAPS during this Agreement shall be submitted for approval and acceptance through the formal Agreement Change Procedure at Clause 37.

15.4                         FPII shall use reasonable endeavours to obtain certification to ISO 9000:2008 series of standards, or to a similar recognised national or international third party accreditation scheme.

16                                  PARTS & LABOUR WARRANTY

16.1                         FPII acknowledges that IST is required to provide the Authority with a parts and labour warranty in accordance with Condition 16 and Annex R of the MOD Contract (the IST Parts and Labour Warranty). In order to enable IST to provide the IST Parts and Labour Warranty, FPII provides IST with a warranty (on the same terms and subject to the limitations and exclusions which apply to the IST Parts and Labour Warranty) in respect of FPIN scope of work under this Agreement and all Articles provided by FPII under this Agreement. At the request of IST, FPII shall perform its warranty obligations directly to the Authority on behalf of IST.

16.2                         If IST incurs any financial liability under the IST Parts and Labour Warranty, FPII shall indemnify IST in respect of the FPII Relevant Share of such liability.

17                                  RELIABILITY WARRANTY

17.1                         FPII acknowledges that IST is required to provide the Authority with a reliability warranty in accordance with Condition 17 and Annex S of the MOD Contract (the IST

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Reliability Warranty). In order to enable IST to provide the IST Reliability Warranty, FPII provides IST with a warranty (on the same terms and subject to the limitations and exclusions which apply to the IST Reliability Warranty) in respect of FPII’s scope of work under this Agreement and all Articles provided by FPII under this Agreement. At the request of IST, FPII shall perform its warranty obligations directly to the Authority on behalf of IST.

17.2                         If IST incurs any financial liability under the IST Reliability Warranty, FPII shall indemnify IST in respect of the FPII Relevant Share of such liability.

18                                  GOVERNMENT FURNISHED ASSETS

18.1                         Where IST provides, or procures that, the Authority provides and/or makes available free of charge to FPII any items of GFA, such items shall be held on loan terms as may be agreed from time to time and shall be used only in aid of the work to be carried out under this Agreement. IST shall endeavour to keep FPII informed of any delay to the delivery of such GFA as soon as reasonably practicable. In the event of such delay or any other action, inaction or omission of the Authority preventing or delaying the performance by FPII of its obligations under this Agreement. FPII shall not be liable for such delay or failure to perform provided it provides an impact statement to IST which demonstrates such impact is a direct result of the Authority’s failure to provide GFA items in accordance with the MOD Contract. Upon receipt of such impact statement and provided that such impact is directly attributable to the Authority’s failure to provide GFA items, the Parties shall agree a fair and reasonable Agreement Amendment.  Immediately that he is aware of any delay in receipt of GFA, FPII shall advise IST. No other GFA shall be issued or made available by IST as a contract dependency and IST does not guarantee to provide any GFA which is not identified in Schedule 2. In the event that the Parties are unable to agree the Parties shall refer to the dispute resolution procedure under Clause 41.

18.2                         GFA shall not be removed from FPII’s premises without the prior written consent of IST, except where it is necessary for the performance of sub-contractor work. GFA issued to

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FPII may only be used solely for the purposes of the work to be performed under this Agreement.

19                                  SPECIAL JIGS, TOOLING & TEST EQUIPMENT (S&TE)

FPII’s obligations under DEFCON 23 (Special Jigs, Tooling & Test Equipment) as incorporated into this Agreement by Clause 2.1, shall also include Special Jigs, Tooling & Test Equipment supplied by FPII under this Agreement.

20                                  SUB-CONTRACTING

20.1                         FPII shall ensure that the provisions of DEF-STAN 05-61 shall be extended to the placing and control of all subcontracts arising from this Agreement. A copy of each subcontract shall be supplied to IST on request.

20.2                         FPII shall be responsible for the management of any sub-contractors or agents and shall accept full responsibility for their performance. The subcontracting of any obligation under this Agreement shall not relieve or excuse FPII from its obligations to IST in respect of the due performance of such obligations. FPII shall be responsible to IST for the acts or omissions of that subcontractor in relation to such subcontractor’s performance of this Agreement shall be regarded as an act or omission of FPII.

20.3                         IST shall not intervene in disputes between FPII and its subcontractors, nor shall it deal directly with any subcontractor. FPII shall procure that in relation to such matters, all approaches to IST shall only be made by FPII.

20.4                         In the event that FPII, or any of its subcontractors or agents generate any Intellectual Property including Patents, Registered Trade Marks and Registered Designs (and applications for the same), copyright, design right, unregistered trade marks, know-how and confidential information, then FPII shall enter, or where relevant shall ensure that the sub-contractor or agent enters, into an agreement with the Authority in the form of DEFFORM 177, Design Rights and Patents Sub-Contractors Agreement prior to commencement of any work.

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21                                  PROGRESS REPORTS, PROGRESS MEETINGS AND DESIGN REVIEWS

21.1                         IST’s requirements for meetings, design reviews and progress reports appertaining to Items to be delivered by FPII are detailed in Schedule 1. Such meetings will be held either at FPII’s, NPA’s IST’s or the Authority’s premises or if approved by IST, by telephone conference, at no cost to IST, NPA or the Authority. Where requested by IST, FPII will be responsible for maintaining a written record of meetings held and resultant actions for the duration of the Agreement, and shall provide these minutes to IST no later than 5 Business Days after each meeting for subsequent agreement with IST that they represent an accurate record of the meeting. IST shall notify FPII within 6 Business Days of their acceptability or otherwise.

21.2                         FPII shall ensure adequate and appropriate representation by themselves and subcontractors as necessary, applicable to each meeting, and that those representatives are empowered to represent the views of FPII and make decisions.

21.3                         FPII shall also provide IST with any information reasonably requested by IST to satisfy themselves that the work is proceeding to time and performance/quality for the term of this Agreement.

22                                  EXPORT LICENCES FROM US GOVERNMENT

It shall be the sole responsibility of FPII to submit to the United States Government in a timely manner any applications for export licences including any United States Congressional Notification or application under the Defense Priorities and Allocations System required to perform any of its obligations under this Agreement.

23                                  CUSTOMS CLEARANCE

FPII shall be responsible for obtaining clearance outwards from the country of origin and through UK customs. If delivery verification certificates are required, it shall be the responsibility of FPII to obtain the certificates from the point of import. IST shall use,

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and shall procure that NPA uses, reasonable endeavours to assist FPII in performing such obligations.

24                                  FPII PERSONNEL

24.1                         Personnel employed under this Agreement must have appropriate qualifications and competence for the tasks on which they are engaged and in all aspects acceptable to IST. IST may only object on reasonable and demonstrable grounds

24.2                         Where so required, full details of key personnel to be employed on this Agreement shall be made available in advance to IST on request for confirmation of acceptability.

24.3                           FPII shall take all reasonable steps to avoid changes of key personnel assigned to and accepted for work under this Agreement. IST shall be notified in advance of any change of key personnel.

24.4                           FPII agrees to allocate adequate resources to perform its obligations under this Agreement.

25                                  SECURITY OF MOD PROPERTY

25.1                         Work under this Agreement is generally classified as RESTRICTED and an aspect of the work required under this Agreement is classified as SECRET as defined in the Authority’s letter SUVC1/0208 to NPA dated 4 February 2009.

25.2                         FPII shall confirm in writing to IST that the definition of the classified matter has been brought to the attention of the person(s) directly responsible for the security of the Agreement, that the definition is understood and that measures can be/will be taken to safeguard the classified matter and it shall immediately refer any difficulties in these respects to IST. When submitting its response, FPII shall identify that information which FPII believes to be in the public domain.

25.3                         Changes in this classification will be notified by the Authority’s Project Manager via IST.

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25.4                         FPII should be aware of all security implications when performing the work under this Agreement and should take the necessary precautions to protect its staff and premises.

25.5                         FPII shall be entirely responsible for the security of all property in his possession for the purpose of the Agreement. Such property must be effectively secured and not left unattended in any place accessible to the public.

25.6                         FPII shall be responsible for ensuring the security requirements are met to the complete satisfaction of the Authority and IST. In the event of non compliance, the Authority and/or IST shall have the right to withhold any further work under this Agreement until such time as security requirements are complied with.

26                                  MARKING OF ARTICLES

26.1                         FPII shall supply and fit vehicle identification plates in accordance with Schedule 1.

26.2                         IST shall procure that NPA supplies and fits modification plates in accordance with Schedule 1 of the NPA Sub-contract.

27                                  REGISTRATION PLATES AND ALLOCATION OF REGISTRATION NUMBERS

27.1                         IST shall procure that NPA supplies and fits registration. IST shall apply for registration numbers, in writing, 28 days before they are required to:

WOLFHOUND Project Manager

Protected Mobility Team

Defence Equipment & Support

Spruce 3a, #1302

MOD Abbey Wood

Bristol

BS34 8JH

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27.2                         Prior to consignment of the vehicles, FPII shall notify the allocation of vehicle registration numbers to chassis and engine numbers as appropriate to the address outlined above.

28                                  SUPPLIER DEVELOPMENT SCHEME – SUPPLIER AND CUSTOMER PERFORMANCE MEASUREMENT

FPII and IST agree to monitor performance under this Agreement in such a way as to enable IST to comply with clause 28 of the MOD Contract.

29                                  PUBLICITY

Any announcement; or the content of any announcement, regarding this Agreement shall be subject to agreement by IST.

30                                  POTENTIAL HAZARD - RESPIRABLE DUST ON EQUIPMENT RETURNED FROM THEATRE

30.1                         Some equipment being returned from theatre to UK for servicing and maintenance may be contaminated with dust potentially containing respirable crystalline silica. Maintenance, servicing and refurbishment activities that disturb this dust carry with them the potential to expose those undertaking the task to airborne dust containing respirable crystalline silica.

30.2                         FPII shall ensure that exposure to hazardous substances must be adequately controlled and, for substances assigned a Workplace Exposure Limit (WEL), exposure does not exceed the WEL. Respirable crystalline silica has been assigned an 8 Hr time weighted average WEL of 0.1 mg/M3.

30.3                         Processes that actively generate airborne dust, such as use of compressed air lines, should be avoided. Cleaning techniques that minimise generation of airborne dust include wet or vacuum cleaning. If this is not reasonably practicable or does not reduce exposure sufficiently then use of enclosures and/or properly designed exhaust ventilation systems —

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supplemented by respiratory protective equipment — may be necessary. The provision of respiratory protective equipment on its own as a control measure is unlikely to be acceptable.

30.4                         The Health and Safety Executive (HSE) recommends that risk assessments for silica follow the “special” control approach as laid out in their guidance sheet G400, further information on dealing with respirable silica can be obtained from the HSE and from the British Occupational Hygiene Society.

30.5                         FPII shall forward this information to any companies in his supply chain that are involved in any activity, e.g. repair, servicing, maintenance, refurbishment, disposal, etc., of the equipment(s), sub-systems, and/or components, that may disturb any dust on such items.

31                                  CONTRACTOR ON DEPLOYED OPERATIONS (CONDO)

31.1                         In the event IST tasks FPII to provide field support representatives (FSRs), the Parties shall provide CONDO services in accordance with DEFCON 697 and DEF-STAN 05-129.

31.2                         The quantities of FSRs detailed in Schedule 1 are indicative based on the fleet quantities of WOLFHOUND vehicles. The range of quantities under SOR Items 20(a) and 20(b) shall be agreed between IST and FPII prior to submission by IST of the FSR scoping study report in accordance with the MOD Contract and the exact quantities within that range will be agreed between IST and FPII following IST’s agreement with the Authority.

32                                  RISK

32.1                         FPII, NPA and IST shall undertake joint risk management in accordance with the Schedule 1 and the joint ROMP. The joint risk register shall be used to capture all programme risks with the respective owner being responsible for managing their own risks.

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32.2                         IST’s acceptance of the ROMP does not imply acceptance of any slippage, additional cost, or performance shortfall identified in any risk assessment. Similarly any statement on risk ownership is without prejudice to the adjudication of liability in the case of any event arising. Nothing contained in Schedule 1 shall reduce FPII’s commitment to meet the requirements of this Agreement.

33                                  OPTION TO PURCHASE FURTHER ITEMS

Where the Authority exercises its right to purchase further Items under Condition 33 of the MOD Contract, FPII shall perform its scope of work under this Agreement so as to enable IST to perform its obligations under the MOD Contract in respect of those further Items.

34                                  ENTIRE AGREEMENT

34.1                         Subject to Clause 19, this Agreement and its Schedules and attachments constitute the entire understanding and agreement between the Parties and supersedes all previous agreements and understandings between the Parties with respect to the matters referred to herein.

34.2                         The Parties acknowledge and agree that this Agreement has not been entered into in reliance, in whole or part, on any statement, representation, warranty or understanding (whether negligently or innocently made) by any person (whether a party or otherwise) except those expressly set out in this document.

35                                  DATA HANDLING

35.1                         FPII shall (and shall procure that any of its staff involved in the provision of this Agreement) be registered under the Data Protection Act 1998 (DPA) and both Parties will duly observe all their obligations under the DPA which arise in connection with this Agreement.

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35.2                          Notwithstanding the general obligation in Clause 35.1 above, where FPII is processing personal data (as defined by the DPA) as a data processor for IST or the Authority (as defined by the DPA) FPII shall ensure that it has in place appropriate technical and organisational measures to ensure the security of the personal data (and to guard against unauthorised or unlawful processing of the personal data and against accidental loss or destruction of, or damage to, the personal data), as required under Seventh Data Protection Principle in Schedule 1 to the DPA; and

(a)                                  provide IST and the Authority with such information as IST and/or the Authority may reasonably require to satisfy itself that FPII is complying with its obligations under the DPA;

(b)                                 promptly notify IST of any breach of the security measures required to be put in place pursuant to Clause 35.2, and

(c)                                  ensure that it does nothing knowingly or negligently which places IST and/or the Authority in breach of its obligations under the DPA.

35.3                         The provisions of this Clause shall apply during the continuance of this Agreement and indefinitely after its expiry or termination.

36                                  DEFAULT

36.1                         This Agreement shall terminate automatically on the termination of the MOD Contract.

36.2                         Following a Contractor Default (as defined under the MOD Contract), FPII shall use best endeavours to assist IST in performing its obligations under Condition 37 of the MOD Contract, including but not limited to providing information and assisting in remedying the breach.

36.3                         Condition 37 of the MOD Contract shall be incorporated into this Agreement, save that:

(a)                                  references to “the Authority” shall be substituted by “IST”, “the Contractor” by “FPII” and “Condition” by “Clause”; and

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(b)                                 such incorporated provision shall only apply at such times when there is no subsisting Contractor Default under the MOD Contract. Where FPII and/or IST are exercising the rights under this Clause 36.3 and a Contractor Default occurs under the MOD Contract, all rights and obligations under such incorporated provision shall be suspended.

37                                  AGREEMENT AMENDMENT PROCEDURE

37.1                          This Agreement may only be amended (or changed) with the written authority of IST in accordance with the following Agreement change procedure (Agreement Change Procedure).

37.2                          Proposals for a change to this Agreement shall be submitted to IST on a Change Proposal Form.

37.3                          For each and every proposed change affecting the existing Agreement price, Firm Price quotations in accordance with Clause 8 with a validity of at least 6 months shall be submitted to IST by FPII with each Change Proposal Form. All quotations submitted shall be accompanied with an analysis showing the way in which FPII has built up the price under the following headings:

(a)                                  Direct Labour (man hours and wage rates);

(b)                                 Overheads;

(c)                                  Materials;

(d)                                 Sub-contracted work;

(e)                                  Special Jigs, Tools, etc; and

(f)                                    Profit.

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37.4                         IST will then either authorise FPII to proceed, withdraw the change or the Parties will agree upon an alternative understanding of the change for FPII to proceed upon.

37.5                         When a Change Proposal Form is completed in all its terms, it may be signed by an authorised representative of FPII and IST as indicating the correctness of the information contained therein. Following this action, at IST’s discretion, a formal amendment to this Agreement (an Agreement Amendment) may be offered by IST.

37.6                         Any alteration or change discussed between the representatives of FM and IST which is not:

(a)                                  formalised under an Agreement Amendment approved by IST, NPA and FPII;

(b)                                 otherwise confirmed in writing by IST, NPA and FPII; or

(c)                                  approved pursuant to Clause 6.9 of the JVA,

is not authorised under this Agreement.

38                                  LIQUIDATED DAMAGES

38.1                         Where IST becomes liable to pay liquidated damages under the MOD Contract, the Parties agree to apportion liability for such liquidated damages in accordance with the methodology set out in this Clause 38. Such apportionment pursuant to this Clause 38 shall be subject to adjustment pursuant to the allocation of liability provision at Clause 40 to reflect the causes of the non-conformance of SOR Items with the requirements of the MOD Contract.

38.2                         In respect of the delivery by FPII of a base vehicle in accordance with SOR Item 1 (a) and (b) (an FPII Base Vehicle):

(i)                                     “Actual FPII Delivery Date” means the actual date of delivery of the relevant FPII Base Vehicle by FPII to IST in accordance with Clause 9.3(a);

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)                                “Scheduled FPII Delivery Date” means the scheduled date of delivery of the relevant FPII Base Vehicle by FPII to IST, as set out in Schedule 1 to this Agreement and as may be extended in accordance with Clause 14; and

(iii)                             “FPII Delay Day” means, in respect of a FPII Base Vehicle, each calendar day from and including the Scheduled FPII Delivery Date until but excluding the Actual FPII Delivery Date;

38.3                         In respect of the delivery by NPA of a integrated base vehicle in accordance with SOR Item 2 (an NPA Integrated Vehicle):

(i)                                   “Actual NPA Delivery Date” means the actual date the relevant NPA Integrated Vehicle is accepted in accordance with Clause 11 of the NPA Subcontract;

(ii)                                “Scheduled NPA Delivery Date” means the scheduled date of delivery of the relevant NPA Integrated Vehicle by NPA to IST, as set out in Schedule 1 to this Agreement and as may be extended in accordance with Clause 14; and

(iii)                             “NPA Delay Day” means, in respect of an NPA Integrated Vehicle, each calendar day from and including the Scheduled NPA Delivery Date until but excluding the Actual NPA Delivery Date;

38.4                         For the purposes of this Clause 38 “Total Delay Days” shall mean the sum of:

(i)                                     the aggregate NPA Delay Days; and

(ii)                                  the aggregate FPII Delay Days.

(b)                                 For the purposes of Clause 40, FPII shall be deemed to have been responsible for a percentage (FPII Percentage) equal to the following:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Aggregate of FPII Delay Days
FPII Percentage	=	Total Delay Days

(c)                                  For the purposes of Clause 40, NPA shall be deemed to have been responsible for a percentage (“NPA Percentage”) equal to the following:

Aggregate of NPA Delay Days
NPA Percentage	=	Total Delay Days

39                                  INTELLECTUAL PROPERTY RIGHTS

The Parties shall comply with the provisions of Schedule 3.

40                                  ALLOCATION OF LIABILITY BETWEEN SUBCONTRACTS

40.1                           IST and FPII acknowledge that:

(a)                                  this Agreement is a flow-down of certain of IST’s obligations under the MOD Contract;

(b)                                 IST has also entered into the NPA Subcontract to effect a flow-down of some of IST’s other obligations under the MOD Contract;

(c)                                  IST may:

(i)                                   become liable to the Authority in respect of the subject matter of the MOD Contract whether by claim for payment by IST, by way of set-off or otherwise; and/or

(ii)                                incur other increased costs, losses or liabilities,

in each case as a result of the actions or omissions of either or both of FPII and NPA (an IST Liability); and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)                                 the approval or acceptance by IST or the Authority of delivery of an Item shall not, of its own right, be conclusive evidence for the purposes of this Clause 40.

40.2                           Promptly after IST becomes aware of any IST Liability, IST shall:

(a)                                  notify FPII and NPA in writing of such IST Liability;

(b)                                 convene a meeting of IST, NPA and FPII to discuss the IST Liability; and

(c)                                  provide to FPII and NPA such information as is available to IST (following requests to the Authority for further information if required) in relation to the background of the IST Liability.

40.3                           IST shall retain control of the defence of any claim by the Authority in relation to an IST Liability but shall take into account the representations of FPII and NPA in defending such claim.

40.4                           IST, NPA and FPII shall use reasonable endeavours to agree the respective portion of the IST Liability which results from each of:

(a)                                  FPII’s breach of its obligations under this Agreement and/or negligence and/or wilful misconduct (the FPII Relevant Share);

(b)                                 NPA’s breach of its obligations under the NPA Subcontract and/or negligence and/or wilful misconduct (the NPA Relevant Share); and/or

(c)                                  any other reasons, including but not limited to, IST’s breach of any obligation under the MOD Contract which it does not sub-contract to FPII under this Agreement or to NPA under the NPA Subcontract (the IST Relevant Share),

(each a Relevant Share) where the negligence or wilful misconduct of any subcontractor, agent, employee, officer or representative of FPII or NPA shall be deemed to be negligence or wilful misconduct of FPII or NPA respectively.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

40.5                           Where each of IST, FPII and NPA agree the Relevant Shares, FPII shall pay the FPII Relevant Share and NPA shall pay the NPA Relevant Share to IST within 5 Business Days of such agreement.

40.6                           Where IST, FPII and NPA cannot agree the Relevant Shares within 20 Business Days of IST notifying FPII and NPA in accordance with Clause 40.2:

(a)                                  IST may serve written notice on NPA and FPII requiring each of NPA and FPII to pay a provisional amount equal to 50% of the IST Liability (a Provisional Relevant Share) to IST within 5 Business Days of such notice, in which case NPA and IST shall pay such Provisional Relevant Shares within such period; and

(b)                                 any of IST, NPA or FPII may refer the determination of each Relevant Share (the Relevant Share Determination) to dispute resolution in accordance with Clause 41.

41                                  DISPUTE RESOLUTION

41.1                           Unless the Parties agree that such dispute shall be:

(a)                                  resolved by arbitration in accordance with DEFCON 530 jointly with a dispute between IST and the Authority under the MOD Contract; or

(b)                                 otherwise resolved by arbitration,

any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved pursuant to this Clause 41.

41.2                           The governing law of this Agreement shall be the substantive law of England and Wales.

41.3                           IST undertakes to FPII that it will include in the NPA Subcontract provisions which are identical to Clauses 40 and 41 of this Agreement, other than name changes to reflect that fact that NPA and not FPII is party to the NPA Subcontract.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

41.4                         Subject to Clause 41.7 no party shall commence any court proceedings until the procedures in Clause 41.4 to Clause 41.6 have been completed.

41.5                         No party shall be entitled to suspend the performance of its undisputed obligations under this agreement merely by reason of the reference of any dispute to the dispute resolution procedure contained in this Clause.

41.6                         The Parties shall attempt in good faith to resolve the dispute by a procedure of mediation in accordance with the Centre for Effective Dispute Resolution mediation rules or Model Mediation Procedure in force at the commencement of the mediation, (or in the event that the Centre for Effective Dispute Resolution has ceased to exist as at the time of the commencement of the mediation, mediation rules or a model mediation procedure offered by any other body offering commercial mediation services which shall be selected by the party initiating or pursuing the dispute), which procedure shall be commenced within 10 Business Days of written notification by any party to the other that it wishes to initiate mediation (“Notification”) (or longer if so agreed by the Parties). In the event that any provision of such mediation rules or model mediation procedure conflicts with any provision of this Clause the provisions of this Clause shall take precedence. In the event that any timescales contained in such mediation rules or model mediation procedure conflicts with the timescales referred to in this Clause the timescales contained in such mediation rules or model mediation procedure shall be amended accordingly such that the timescales referred to in this Clause shall be adhered to.

41.7                         In the event that resolution of the dispute is achieved in consequence of such mediation procedure, such resolution shall be reduced to writing and, once it is signed by the duly authorised representatives of the Parties, shall be binding on the Parties. Unless concluded by a written legally binding agreement all discussions and negotiations connected with the mediation procedure referred to in Clause 41.4 shall be conducted in confidence and without prejudice to the rights of the Parties in any future legal or other proceedings. Nor may such matters be produced or relied upon in evidence in any such proceedings.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

41.8                         If any dispute to which this Clause relates is not resolved by the mediation procedure referred to in Clause 41.4 and Clause 41.5 within a period off 20 Business Days from Notification (or longer if so agreed by the Parties), the mediation procedure shall be terminated and, unless the party initiating or pursuing the dispute withdraws the dispute, the dispute shall be referred to the High Court of England and Wales.

41.9                         The dispute resolution process contained in this Clause 41 shall not impose any precondition on any party or otherwise prevent or delay any party from commencing proceedings in any court of competent jurisdiction in relation to any dispute in which the party requires an order (whether interlocutory or final) restraining the other party from doing any act or compelling the other party to do any act.

42                                  RELIEF FROM OBLIGATIONS AND ADDITIONAL PAYMENTS

IST shall not be required to grant FPII any relief from its obligations or make any additional payments to FPII in each case under this Agreement until, and to the extent that, IST obtains equivalent relief from its corresponding obligations and receives any corresponding additional payments under the MOD Contract.

43                                  ANCILLARY SERVICES

43.1                         If FPII provides any services to IST other than those services strictly necessary for the supply of the Articles and provision of the Services (for example but not limited to human resources support or IT services) (“Ancillary Services”) and the Ancillary Services are anticipated in this Agreement, then the Ancillary Services will be charged to IST at cost (such cost, or the basis on which such costs shall be calculated, to be agreed in writing in advance between IST and FPII following a review of documents evidencing that cost).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

44                                  COUNTERPARTS

44.1                         This Agreement may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each Party had signed the same document.

EXECUTION

The Parties have shown their acceptance of the terms of this Agreement by executing it at the end of the Schedules.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 1

Statement of Work

1                                         FPII OBLIGATIONS

1.1                                 FPII shall perform, on behalf of IST, the obligations set out in the table below in paragraph 3 below for which FPII is stated to be the “Party Responsible”, including the CDRLs listed on the same row of the table. (the FPII Obligations).

1.2                                 FPII shall support IST in the performance of the obligations set out in the table below in paragraph 3 below for which IST is stated to be the “Party Responsible” (the IST Obligations) to enable IST to meet its corresponding obligation under the MOD Contract. Such support shall include, but not be limited to:

(a)                                  providing accurate technical and commercial information to IST in accordance with a timetable agreed with IST or otherwise on a timely basis;

(b)                                 using reasonable endeavours to agree with IST and NPA those documents which IST is required to provide to the Authority; and

(c)                                  performing such scope of work as is attributed to FPII in the Pricing Model.

1.3                                 FPII acknowledges that the SOW may be amended under the MoD Contract (MOD Amendment) and agrees that in the case of an MoD Amendment this Agreement shall be amended to:

(a)                                  reflect a flow-down of the MOD Amendment; and/or

(b)                                 introduce an additional level of detail in relation to the scope of requirements under this Agreement.

2                                         IST OBLIGATIONS

IST shall perform the IST Obligations.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3                                         TABLE OF OBLIGATIONS

Table 1: SOR and SOW Obligations

Obligation	Delivery Date	Party Responsible	CDRL
A. SOR
1. Provision of WOLFHOUND base vehicles to production standard in the following variants: a) Patrol Vehicles b) Military Working Dog Support Vehicles (MWDSU) c) Patrol vehicles for trials and testing	See Table 2 titled “Vehicle Delivery Schedule & Utilisation” at the end of this Schedule.	FPII	1, 2, 3

2. Provision of WOLFHOUND integrated vehicles to Theatre Entry Standard (TES) in the following variants:

a)              Patrol Vehicles

b)             Military Working Dog Support Unit (MWDSU) Vehicles

c)              Patrol vehicles for trials and testing

	See Table 2 titled “Vehicle Delivery Schedule & Utilisation” at the end of this Schedule.	NPA	3, 5, 6

3. Provision of Technical Design Packs for the WOLFHOUND vehicle variants at Items 2a and 2b above	12 March 2010	NPA	4

4. Provision of the following AESP technical publications covering the WOLFHOUND vehicle variants at Items 2a and 2b above: a) Cat 101 - Purpose and Planning Information	19 October 2009	IST	21

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Obligation	Delivery Date	Party Responsible	CDRL

b)             Cat 111 - Equipment Support Policy Directive (supplied by the Authority)

c)              Cat 201 — Operating Information

d)             Cat 421 — Installation Instructions and Preparation for Special Environments (VIKs)

e)              Cat 512 — Failure Diagnosis

f)                Cat 522 — Maintenance Instructions

g)             Cat 532 — Inspection Standards

h)             Cat 601 — Maintenance Schedules

i)                 Cat 711/721 — Illustrated Parts Catalogues/Commercial Parts Lists

j)                 Cat 741/751 — Complete Equipment Schedule (Simple Equipment)/ (Complex Equipment)

k)              Cat 811— Modification Instructions

5. Supply of Certificate of Conformity (C of C) with the production of one copy of the AESP technical publications above	19 October 2009	IST	22

6. Provision of Support & Test Equipment — Complete Equipment Schedule (CES) for the WOLFHOUND vehicle variants at Item 2a and 2b above	Phased delivery to support vehicle delivery schedule	IST	23

7. Provision of Support & Test Equipment— Special Tools & Test Equipment (STTE) for the WOLFHOUND vehicle variants at	7 packs delivered 21 September 2009	IST	24

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Obligation	Delivery Date	Party Responsible	CDRL
Item 2a and 2b above

8. Provision of Initial Supply of Spares to support 97 vehicles for 1 year duration	Phased delivery as available up to ISD	IST	13

9. Supply of Documentation for NATO Codification	4 February 2010	IST	14

10. Supply of Initial Equipment Repairables List	14 January 2010 (for ISD)	IST	15

11. Provision of Train the Trainer (Operator) courses for the WOLFHOUND vehicle variants at Items 2a and 2b above	19 October 2009	IST	17

12. Provision of re-usable training package (Operator Train the Trainer Package)	19 October 2009	IST	19

13. Provision of Train the Trainer (Maintainer) courses for the WOLFHOUND vehicle variants at Items 2a and 2b above	19 October 2009	IST	18

14. Provision of re-usable training package (Maintainer Train the Trainer Package)	19 October 2009	IST	20

15. Provision of the following for trials and testing (see para 2.18 of the SOW):	See “90% Integrated Master Schedule” in the MOD Contract for detail.	IST

15(a) Document the readiness of the TES vehicle to be trialled	27 October 2009 (Blast and Ballistics Trials Vehicle) and 18 December 2009 (User Trials Vehicles)	IST	31

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Obligation	Delivery Date	Party Responsible	CDRL
15(b) Provision of training, material and Documentation	19 October 2009	IST	32

15(c) Provision of spares support	12 October 2009	IST	40

15(d) Blast and Ballistic Test Specification	18 August 2009	IST	42

15(e) Blast and Ballistic Test Report	19 January 2010	IST	43

15(f) Option price for 1 Representative Blast Vehicle	29 April 2009	IST

16. Provision of the following Tests, Reports and Documentation:	See “90% Integrated Master Schedule” in the MOD Contract for detail.	IST

16(a) Monthly Progress Reports	Monthly	IST	29

16(b) EMC trials Report	1 May 2009 (Base vehicles) and 16 November 2009 (Integrated vehicle)	IST	7

16(c) Field Support Representative (FSR) Scoping Study Report	Tba	IST	16

16(d) Obsolescence Report	Tba	IST	25

16(e) Disposal Report	Tba	IST	26

16(f) Factory Acceptance Test (FAT) and supporting Report	With vehicle deliveries	IST	34

16(g) UK Type Approval Report	13 November 2009	IST	35

16(h) JADTEU Transportability and Tie Down Schemes	Tba	IST	36

16(i) Logistic Support Analysis Reports	Tba	IST	12

17. Provision of the following Plans and	See “90% Integrated	IST

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Obligation	Delivery Date	Party Responsible	CDRL
Documentation:	Master Schedule” in the MOD Contract for detail.

17(a) Quality Management Plan and Strategy (QMAPS) document	2 April 2009	IST	27

17(b) Programme Management Plan	2 April 2009	IST	28

17(c) Configuration Management Plan	2 April 2009	IST	37

17(d) Joint Risk and Opportunity Management Plan (ROMP)	2 April 2009	IST	38

17(e) Integrated Support Plan and updates	Tba	IST	9

17(f) ILS Element Plans and updates	Tba	IST	10

17(g) Logistic Support Analysis (LSA) Plan and updates	Tba	IST	11

17(h) Joint Risk Register	2 April 2009	IST	39

17(i) Government Furnished Assets (GFA) List	2 April 2009	IST	41

18. Provision of or attendance at the following Meetings and Reviews:		IST

18(a) Design Reviews and provision of minutes	As and when required	IST	33

18(b) 1LS Review Meetings and Minutes	As and when required	IST	8

18(c) Monthly Progress Meetings and secretarial activities including the provision of minutes	Monthly	IST	30

19. Option prices for additional quantities of Patrol Vehicles to Theatre Entry Standard (TES) and date by which these	n/a	IST

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Obligation	Delivery Date	Party Responsible	CDRL
options must be exercised: UK Financial Year 2009/2010 a) 1-50 b) 51-150 c) 151+ UK Financial Year 2010/2011 a) 1-50 b) 51-150 c) 151+ UK Financial Year 2011/2012 a) 1-50 b) 51-150 c) 151+

20. Indicative quantities and prices for FSR’s based on the fleet quantities of WOLFHOUND vehicles, for operation (See Para 2.6.6 of SOW) to be confirmed following FSR Scoping Study Report:

a)              In the UK — 2 FSRs

b)             On Operational Deployment — 8 FSRs

	Tba	IST

21. Design of Integration of Wolfhound Vehicle to TES		NPA

22. Option prices for Supply and Fit of	Tba	IST

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Obligation	Delivery Date	Party Responsible	CDRL
Selex Drivers Night Vision System (DNVS) in a configuration similar to that of Mastiff for WOLFHOUND vehicle variants at Items 2a and 2b above

23. Parts & Labour Warranty in accordance with Annex R to Contract for one year duration	Tba	IST

24. Reliability Warranty in accordance with Annex S to Contract for one year duration	Tba	IST

25. Air transportation of 2 WOLFHOUND vehicles from the US to the UK	Tba	FPII

26. Option prices of Safety Case and Environmental Appraisal for WOLFHOUND vehicle variants at Items 2a and 2b above	Tba	IST

B. SOW

2.1 Vehicles		FPII	1, 2

2.2 Design Activities		NPA	4, 34

2.3 Integration Activities		FPII to inspect NPA to acceptance inspection	5, 6, 35

2.4 UK Eyes Only (UKEO) List X Requirements		NPA

2.5 Electromagnetic compatibility (EMC)		IST	7

2.6 Integrated Logistics Support (ILS)		IST

2.6.1 ILS Reviews		IST	8

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Obligation	Delivery Date	Party Responsible	CDRL
2.6.2 Integrated Support Plan (ISP)		IST	9

2.6.3 ILS Element Plans		IST	10

2.6.4 Logistics Support Analysis (LSA)		IST	11, 12

2.6.5 Supply Support		IST

2.6.5.1 Spares		IST	13, 14

2.6.5.2 Repairables		IST	15

2.6.5.3 Packaging		IST

2.6.6 Manpower		IST	16

2.6.7 Legislation		IST

2.7 Training		IST

2.7.1 Operator		IST	17, 19

2.7.2 Maintainer		IST	18, 20

2.8 Technical Publications		IST	21, 22

2.9 Support & Test Equipment		IST

2.9.1 Complete Equipment Schedule (CES)		IST	23

2.9.2 Special Tools and Test Equipment (SITE)		IST	24

2.10 Obsolescence		IST	25

2.11 Disposal		IST	26

2.12 Configuration Management		IST	38

2.13 Quality Management		IST	27

2.14 Transportability		IST FPII — air NPA - road	36, 37

2.15 Programme Management		IST	28, 29, 30

2.16 Risk Management		IST	39, 40

2.17 Safety Case and Environmental		IST

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Obligation	Delivery Date	Party Responsible	CDRL
Appraisal

2.18 Trials Support		IST FPII — base vehicle NPA - integration

2.18.1 Vehicle Trials			3, 32, 33, 41

2.18.2 Blast and Ballistic Trials			43, 44

6. Government Furnished Assets (GFA)			42

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Table 2: Vehicle Delivery Schedule & Utilisation

TSV (H) Wolfhound Vehicle Delivery Schedule *2

Despatch from Ladson, US								Delivery into UK service
										(90% dates)
Batch No	Vehicle Nos	Batch Size	Delivered to date	Despatch date (ex-Ladson) and delivery date to IST in UK *3	Delivery to IST in accordance with Clause 9.3(a) of FPII Subcontract	Batch No	Vehicle Nos	Batch Size	Delivered to date	Delivery date to Bicester or Ashchurch) in accordance with Clause 9.3(b) of FPII sub- contract *3, accommodating NPA dates *4	Key Dates
US1	V1-2	2	2	25-Mar-09	1 Apr 09	Del1	V4-9	6	6	04-Nov-09

US2	V3-9	7	9	15-Apr-09	12 May 09	Del2	V10-23	14	20	25-Nov-09

US3	V10-23	14	23	30-apr-09	27 May 09	Del3	V24-37	14	34	08-Dec-09

US4	V24-37	14	37	15-May-09	11 Jun 09	Del4	V38-51	14	48	04-Jan-10	IOC=04-Dec-09

US5	V38-51	14	51	01-Jun-09	1 Jul 09	Del5	V52-65	14	62	11-Jan-10

US6	V52-65	14	65	15-Jun-09	12 Jul 09	Del6	V66-79	14	76	25-Jan-10

US7	V66-79	14	79	29-Jun-09	26 Jul 09	Del7	(V1-2 Refurb)	2	78	01-Feb-10

US8	V80-93	14	93	15-Jul-09	11 Aug 09	Del8	V80-93	14	92	05-Feb-10	ISD=29-Jan-10

US9	V94-98	5	98*1	31-Jul-09	25 Sep 09	Del9	V94-98	5	97*1	15-Feb-10	FOC=19-Feb-10

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

*1: x1 vehicle written off in B&B (Blast & Ballistic) Trials (schedule as V3, which therefore appears in deliveries from US, but not in deliveries from UK).

*2: Dates based upon 20090306 Working Level Schedule v0.20 (90% dates)

*3: Delivery dates are for the last delivery within the batch.  Individual vehicles within the batch may be delivered earlier than these dates.

*4: Delivery dates accommodate Selex LSAS deliveries quoted by NPA at 03-Mar-09.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 2

Government Furnished Assets List

1                                         OVERVIEW

This Schedule details all of the Government Furnished Assets (GFA) that will be issued to IST under the MOD Contract and subsequently issued to FPII under this Agreement, although no such GFA shall be provided as at the date of this Agreement. GFA may include:

•                  Equipment

•                  Information

•                  Facilities

2                                         GOVERNMENT FURNISHED EQUIPMENT (GFE) LIST

3                                         GOVERNMENT FURNISHED INFORMATION (GFI) LIST

4                                         GOVERNMENT FURNISHED FACILITIES (GFF) LIST

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 3

Intellectual Property Rights

INTELLECTUAL PROPERTY RIGHTS

1                                         INCORPORATION OF TERMS OF MOD CONTRACT

1.1                                 The Parties acknowledge the terms of Condition 40 and Annex E of the MOD Contract (the MOD Contract RR Provisions) and, in particular, acknowledge the obligations of IST under the MOD Contract IPR Provisions (its MOD Contract IPR Obligations).

1.2                                 Unless otherwise defined in this Schedule 3 or elsewhere in this Agreement, capitalised terms used in this Schedule 3 have the meaning given to them in the MOD Contract IPR Provisions.

2                                         FPII INDEMNITIES

2.1                                 FPII shall indemnify and keep indemnified and hold harmless IST and NPA from all third party claims relating to the actual or alleged infringement of third party IPR through the use of FPII MOD IPR and/or FPII NPA IPR as contemplated by and in accordance with this Agreement. NPA shall be entitled to enforce its rights in respect of such indemnity pursuant to the Contract (Rights of Third Parties) Act 1999.

3                                         GRANT OF RIGHTS TO IST FOR PURPOSES OF MOD CONTRACT OBLIGATIONS

3.1                                 FPII grants to IST a licence to use FPII’s Intellectual Property as required by IST to enable IST to perform the MOD Contract IPR Obligations (the FPII MOD IPR), including an obligation to grant rights to the Authority to use such FPII MOD IPR on Step-In or otherwise. IST shall only be entitled to use such FPII MOD IPR for the sole purpose of performing its MOD Contract IPR Obligations and shall not be entitled to grant any rights in such FPII MOD IPR to any person or for any purpose.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2                                 In addition, FPII shall provide such other assistance to IST as is reasonably practicable to enable IST to perform its MOD Contract IPR Obligations.

4                                         GRANT OF RIGHTS TO IST FOR PURPOSES OF NPA SUBCONTRACT

4.1                                 FPII grants to IST a royalty-free licence (which includes a right to sub-license to NPA on the same terms) to use such of FPII’s Intellectual Property as is required by IST and/or NPA to perform their respective obligations under the NPA Subcontract (the FPII NPA IPR). IST and NPA shall only be entitled to use such FPII NPA IPR for the sole purpose of performing their respective obligations under the NPA Subcontract and shall not be entitled to grant any rights in such FPII NPA IPR to any other person or for any other purpose, provided this does not restrict the grant of rights in FPII MOD IPR under paragraph 2.1 above.

5                                         GRANT OF RIGHTS TO FPII IN RELATION TO NPA INTELLECTUAL PROPERTY

5.1                                 IST grants to FPII a royalty-free licence to use such of NPA’s Intellectual Property as is required by FPII to perform its obligations under this Agreement and is licensed to IST under the NPA Subcontract (the NPA FPII IPR). FPII shall only be entitled to use such NPA FPII IPR for the sole purpose of performing its obligations under this Agreement and shall not be entitled to grant any rights in such FPII NPA IPR to any other person or for any other purpose.

5.2                                 FPII indemnifies IST for the benefit of itself and of NPA for all costs, losses and liabilities incurred by IST and/or NPA as a result of any breach by FPII of paragraph 5.1 above. Each of IST and NPA shall be entitled to enforce their rights in respect of such indemnity pursuant to the Contracts (Rights of Third Parties) Act 1999.

5.3                                 IST shall indemnify and keep indemnified and hold harmless FPII harmless from all third party claims relating to the actual or alleged infringement of third party IPR through the use of NPA FPII IPR as contemplated by and in accordance with this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6                                         EXERCISE BY IST OF ITS MOD CONTRACT RIGHTS

6.1                                 IST shall exercise its rights under the MOD Contract in relation to the FPII MOD IPR so as to:

(a)                                  protect the value of FPII’s rights in such FPII MOD IPR; and

(b)                                 to prevent the use by any person of such FPII MOD IPR other than as expressly permitted by the MOD Contract.

6.2                                 In addition to the mandatory approvals set out in paragraph 6.3 below, IST shall, where practicable, consult with FPII and take into account FPII’s representations prior to taking any action under the MOD Contract which could reasonably be foreseen to have an impact on the FPII MOD IPR.

6.3                                 In addition to the general obligations set out in paragraphs 6.1 and 6.2 above, IST shall not:

(i)                                     agree to any royalty pursuant to paragraph 8 of Annex E to the MOD Contract;

(ii)                                  agree to any levy pursuant to paragraph 17 of Annex E to the MOD Contract;

(iii)                               agree to any competition of Level 4 Repair and Maintenance pursuant to paragraph 9 of Annex E to the MOD Contract; or

(iv)                              claim any payment as contemplated by paragraph 10 or paragraph 15 of Annex E to the MOD Contract, without the prior written approval of FPII, acting in its sole discretion.

6.4                                 To the extent that the MOD Contract TYR Provisions entitle IST to seek a payment from the Authority which is attributable to the FPII MOD IPR and/or the performance by FPII

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of its obligations under this Schedule enabling IST to perform its corresponding MOD Contract Obligations, IST shall:

(i)                                     be obliged to pay FPII its corresponding costs and expenses;

(ii)                                  require the Authority to pay such amount to IST as a cost and expense of IST; and

(iii)                               promptly pay such amount to FPII on receipt from the Authority.

7                                         OWNERSHIP

All Intellectual Property generated in the performance of work under this Agreement shall, subject to any rights of the Crown or any third party and to the terms of this Schedule, belong to FPII.

8                                         LIABILITY

In the event that Information to which this Schedule applies is used by or for the Authority, NPA or IST otherwise than for the purpose for which the Information was supplied, FPII shall have no liability whatsoever for any direct or indirect consequences, including losses, damages or injuries caused to the Authority, IST or any third party, arising from its use.

9                                         CONFIDENTIALITY

If required by FPII, IST shall exercise its rights under paragraph 14 of Annex E to the MOD Contract to require the Authority to procure a direct confidentiality agreement in the form of DEFFORM 94. On receipt of such an agreement, IST shall enter into a back-to-back agreement with FPII to pass on the benefit of such direct confidentiality agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10                                  MAINTENANCE OF CONTROL COPY

FPII shall maintain a Control Copy of all deliverable Information to which this Schedule applies and comply with paragraphs 18 to 20 of Annex E to the MOD Contract as if such paragraphs were incorporated into this Schedule and FPII was the “Contractor”.

11                                  SUB-CONTRACTORS

FPII shall comply with paragraphs 23 to 24 of Annex E to the MOD Contract as if such paragraphs were incorporated into this Schedule and FPII was the “Contractor”.

12                                  INVENTIONS AND DESIGNS

FPII shall comply with Part A (Inventions and Designs) of Annex E to the MOD Contract as if such Part A were incorporated into this Schedule and FPII was the “Contractor”.

13                                  CLAIMS

13.1                           The indemnified party agrees that:

(a)                                  it will promptly notify FPII in writing of any third party IPR Claim;

(b)                                 it will allow FPII to conduct all negotiations and proceedings and will provide FPII with such reasonable assistance required by FPII, regarding the IPR Claim; and

(c)                                  it will not, without first consulting with FPII, make an admission relating to the IPR Claim.

13.2                           FPII shall consider and defend the IPR Claim diligently using competent counsel and in such a way as not to bring the reputation of the indemnified party into disrepute.

13.3                           FPII shall not settle or compromise any IPR Claim without the indemnified party’s prior written consent (not to be unreasonably withheld or delayed).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 4

Complete Equipment Schedule

FPII CES - Description	Quantity
Wrench, Adjustable 18in	1
Kit, Socket 15 Pc 1/2dr Standard	1
Hose, Air 3/8 Inx 35ft Assy	1
Gun, Grease	1
Hammer,16 Oz Ball Peen	1
Plier, Side Cutter	1
Screwdriver, Flat Tip 3/bin X 12in	1
Screwdriver, Phillips #4	1
Screwdriver, Flat Tip 3/16in X 6in	1
Screwdriver, Phillips #2	1
Kit, Socket 21 Pc 1/2 Dr 12pt Metric	1
Fitting,3/8x1/4 Npt Male	1
Kit, Wrench Hex Fold Up	1
Set, Wrench Hex Metric	1
Chock, Rubber Wheel	2
Wrench, Adjustable 10in	1
Wrench, Allen 12mm	1
Jack, Bottle 20 Ton	1
Kit, Highway Safety	1
Bar, Pry 16in	1
Kit, Pioneer	1
Gauge, Inflation Large Bore	1
Strap, Cargo Tiedown	4
Socket, l in Drive	1
Bag, Black Tool	1
Cable, Auxilary Wire Rope Sling	1
Block, Snatch 8in Sheave	2
Pad, Jack	1
Wrench, Lug Assy	1
Connector, Heavy Duty Coiled Air - Emerg	1
Connector, Coiled Air - Control	1
Socket, 1 in Drive 1-5/16in	1
Funnel, Flex Neck	1
Tow Bar	1
Light, 24v W/25’ Cord Work	1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 5

Special Tools and Test Equipment

The following STTE shall be provided by FPII:

Description	Qty
Kit, Panasonic Toughbook	1
Kit, Software Datalink	1
Kit, Cat Et Software Data Link	1
Kit, Software And Datalink	1
Detector, Dual Purpose Leak	1
Kit, Multimeter 88-5	1
Tool, Fluke Multimeter 336 600 Amp	1
Gauge, R134 Manifold Ac Set	1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 6

Index of Agreement Changes

Change Number	Description	Approved/ Rejected	Date Approved or Rejected	Price £	Manner of Payment	Agreement Amendment or Price Letter Ref & Date

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 7

DEFCONS

DEFCON	Edition
DEFCON 5 - MOD Form 640	07/99

DEFCON 5J - Unique identifiers	07/08

DEFCON 19 Free user, maintenance and supply of drawings

Note: Para 1(c) of this DEFCON shall be amended to read “The Authority shall have the right to request the contractor from time to time to furnish to the Authority, certain data or information which shall be subject to mutually agreeable license agreement(s) and which shall be negotiated, identifying specific data or information prior to the furnishing of any documents”

01/76

DEFCON 23 - special jigs, tooling and test equipment	04/98

DEFCON 68 - supply of hazard data for articles, material and substances	10/08

DEFCON 76 - contractor’s personnel at government establishments	12/06

DEFCON 82 - special procedure for initial spares	10/04

DEFCON 90 - copyright	11/06

DEFCON 113 - diversion orders	10/04

DEFCON 117 - supply of documentation for NATO codification	05/06

DEFCON 129 - packaging	07/08

DEFCON 176A - MOD requirement for competition in subcontracting	06/08

DEFCON 501 - definitions and interpretations	04/04

DEFCON 502 - specifications	06/08

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEFCON	Edition

DEFCON 503 - amendments to contracts

Note: Only the Authority’s commercial staff at Box 1 to DEFFORM 111 shall be regarded as the Authority’s ‘Duly Authorized representative’ for the purposes of DEFCON 503

07/05

DEFCON 507 - delivery	10/98

DEFCON 509 - recovery of sums due	09/97

DEFCON 513 - value added tax	05/08

DEFCON 515 - bankruptcy and insolvency	10;04

DEFCON 518 - transfer	09/97

DEFCON 520 - corrupt gifts and payments of commission	07/05

DEFCON 521 - subcontracting to supported employment enterprises	10/04

DEFCON 522 - payment	07/99

DEFCON 523 - payment of bill using BACS	03/99

DEFCON 524 - rejection	10/98

DEFCON 525 - acceptance	10/98

DEFCON 526 - notices	08/02

DEFCON 527 - waivers	09/97

DEFCON 528 - overseas expenditure and import licences	10/04

DEFCON 529 - law (English)	09/97

DEFCON 530 - dispute resolution (English law)	07/04

DEFCON 531 - disclosure of information	05/05

DEFCON 537 - rights of third parties	06/02

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEFCON	Edition
DEFCON 538 - severability	06/02

DEFCON 566 - change of control of contractor	08/06

DEFCON 601 - redundant material

Note: The Condition will apply to the extent that the redundant materiel derives from the property owned by the Authority and issued to FPII. This includes scrap, redundant materiel arising on repair contracts, and items subject to the provisions of DEFCON 23 Special Jigs, Tooling and Test Equipment where title in the items has passed to the Authority.

10/04

DEFCON 602A - quality assurance	12/06

DEFCON 604 - progress reports	11/04

DEFCON 606 - change and configuration control procedure	10/97

DEFCON 612 - loss or damage to articles	10/98

DEFCON 619A - customs duty clawback	09/97

DEFCON 621A - transport (MOD responsible for transport)	06/97

DEFCON 621B - transport (contractor responsible for transport)	10/04

DEFCON 624 - use of asbestos	04/00

DEFCON 631 - certified cost statement	12/08

DEFCON 637 - defect investigation and liability	08/99

DEFCON 642 - progress meetings	06/97

DEFCON 644 - marking of articles	10/98

DEFCON 650A - reference to Review Board of questions arising under contract	07/04

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DEFCON	Edition
DEFCON 652 - remedy limitation	07/04

DEFCON 654 - government reciprocal audit arrangements	10/98

DEFCON 681 - decoupling clause - subcontracting with the crown	06/02

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNED by	/s/ Michael Moody

Name:	Michael Moody

for and on behalf of

FORCE PROTECTION INDUSTRIES, INC

SIGNED by	/s/ Michael Linton

Name:	Michael Linton

for and on behalf of

INTEGRATED SURVIVABILITY TECHNOLOGIES LIMITED